UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (December 24, 2012)

China Botanic Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34808 (Commission File Number)	88-1273503 (IRS Employer Identification No.)

Level 11, Changjiang International Building No. 28, Changjiang Road Nangang District, Harbin Heilongjiang Province, P.R. China (Address of Principal Executive Offices)	150090 (Zip Code)

+86-451-5762-0378
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           On December 24, 2012, Mr. Zack Pan notified China Botanic Pharmaceutical Inc.  (the “Company”) that he was resigning as the Chair of the Audit Committee, member of the Compensation Committee and the Nominations Committee, and as a director of the Company, effective December 24, 2012. In his written correspondence to the Company, a copy of which is attached as an exhibit to this Form 8-K, Mr. Pan stated that his decision to resign was due to his personal reasons.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                Description

17.1	Letter of Resignation, dated December 24, 2012, of Zack Pan addressed to Chairman Li Shaoming and the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Botanic Pharmaceutical Inc.
a Nevada Corporation

Dated: December 27, 2012                                            /s/ Li Shaoming
Li Shaoming,
Chief Executive Officer

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